SUPPLEMENT DATED SEPTEMBER 30, 2005 TO THE STATEMENT

OF ADDITIONAL INFORMATION DATED MAY 2, 2005

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

Please delete the section entitled "Disclosure of Portfolio Information" in its entirety and replace it with the following:

Disclosure of Portfolio Information

Statement of Policy. JNAM, the Distributor, and the Funds have adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. As a general matter, it is JNAM’s policy that public disclosure of information concerning the Funds’ portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures generally provide that: (i) information about the Funds’ portfolio holdings may not be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end; (ii) portfolio holding information that is solely available in other regulatory reports or filings may not be disclosed, except as expressly authorized by the Funds’ President; and (iii) portfolio holding information for the fund of funds and index funds that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds’ website one (1) day prior to the use of any printed materials.

Public Disclosures. Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jnl.com or www.jnlny.com at approximately the same time as printed performance updates are first released. For the Mellon and Standard & Poor’s sub-advised Funds, the distributor may periodically disclose portfolio holdings thirty (30) days after the relevant reporting period and shall not be provided to any broker-dealers on a preferential basis. The Funds may also disclose, on their website, portfolio holdings and composition as of the end of each quarter; such information may be released not less than thirty (30) days after the end of the relevant quarter.

The Funds may disclose their portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar on a quarterly basis, or at such time as those service providers may request, or as necessary for JNAM and the Funds to obtain materials and information from the service providers. The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

Other Disclosures. The Funds periodically provide information concerning their portfolio holdings to the Adviser’s service providers and the Funds’ Board in connection with their transactions/services to or on behalf of the Funds. In addition to the Adviser, these service providers may include any sub-adviser, distributor, auditor, and/or legal counsel.

The Funds may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Funds’ President in writing and upon his/her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information.

Any exceptions authorized by the President are reported to the Funds’ Board. The Funds’ Board also receives reports at least annually concerning the operation of these policies and procedures. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders.

This Supplement is dated September 30, 2005.

(To be used with V3180 Rev. 05/05)

V5948 09/05

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